                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Earliest Event Reported: August 12, 2003



                         THE HALLWOOD GROUP INCORPORATED

             (Exact name of registrant as specified in its charter)


          DELAWARE                         1-8303                51-0261339
(State or other jurisdiction of    (Commission File Number)     (IRS Employer
incorporation or organization)                               Identification No.)


3710 Rawlins, Suite 1500
Dallas, Texas                                                      75219
(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code (214) 528-5588





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                         THE HALLWOOD GROUP INCORPORATED


ITEM 9. REGULATION FD DISCLOSURE

         This information set forth under "Item 9. Regulation FD Disclosure" is intended to be furnished under "Item 12. Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216.

         On August 12, 2003, The Hallwood Group Incorporated issued a press release regarding its results of operations for the second quarter ended June 30, 2003. A copy of this press release is attached hereto as Exhibit 99.1.

ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         See above.



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                         THE HALLWOOD GROUP INCORPORATED


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  August 15, 2003


                                   THE HALLWOOD GROUP INCORPORATED



                                   By:      /s/ Melvin J. Melle
                                            ----------------------------------
                                   Name:    Melvin J. Melle
                                   Title:   Vice President





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                         THE HALLWOOD GROUP INCORPORATED


                                  EXHIBIT INDEX


EXHIBIT NUMBER     NAME
--------------     ----
99.1               Press Release, dated August 12, 2003, announcing the results of operations of the registrant for the second quarter ended
                   June 30, 2003.





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